UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2006

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On December 28, 2006, the Company and Andrew B. Cheney entered into an amendment to the existing First Amendment to the Noncompetition, Severance and Employment Agreement dated December 7, 2005 and the Revised First Amendment to the Noncompetition, Severance and Employment Agreement dated June 1, 2006. The new amendment provides that the benefits to Mr. Cheney under the prior referenced agreements do not require performance of services to the Company after December 31, 2006. A copy of the new amendment is attached hereto as Exhibit 99.1.

On December 28, 2006, the Company and James W. Terry, Jr. entered into an amendment to the existing First Amendment to the Noncompetition, Severance and Employment Agreement dated May 8, 2006 (“First Amendment”) which provides that the benefits to Mr. Terry under the First Amendment do not require performance of services to the Company after December 31, 2006. A copy of the new amendment is attached hereto as Exhibit 99.2.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

John C. DuBose is retiring from the Company effective December 31, 2006. Prior to December 28, 2006, the employment relationship between the Company and Mr. DuBose was governed by a Noncompetition, Severance and Employment Agreement dated January 1, 2002 (the “Prior Agreement”). On December 28, 2006, Mr. DuBose and the Company entered into a letter agreement (the “Letter Agreement”), attached hereto as Exhibit 99.3, which supersedes the Prior Agreement and provides for Mr. DuBose’s retirement as of December 31, 2006. The Letter Agreement also provides for, among other things, a one time lump sum payment of $3 million, the vesting of existing stock awards and Mr. DuBose’s account balances under the Company’s 401(k), deferred compensation and ESOP plans, and a five year noncompetition provisions, all as more particularly set forth in the Letter Agreement, the terms of which are incorporated herein by reference.

William S. Hummers III also retired from the Company effective December 31, 2006.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Addendum To Revised First Amendment To Noncompetition, Severance And Employment Agreement Between The South Financial Group, Inc. And Andrew B. Cheney

99.2	Addendum To First Amendment To Noncompetition, Severance And Employment Agreement Between The South Financial Group, Inc. And James W. Terry, Jr.

99.3	Letter Agreement between John C. DuBose and The South Financial Group, Inc. dated December 28, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

December 28, 2006	By:	/s/ William P. Crawford, Jr. William P. Crawford, Jr. Executive Vice President and General Counsel

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